                                                                 EXHIBIT 23.3


                               CONSENT OF EXPERTS

                As petroleum engineers, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report included in the Monterey Resources, Inc. Annual Report on Form 10-K for the year ended December 31, 1996.




                                            RYDER SCOTT COMPANY
                                            PETROLEUM ENGINEERS




Houston, Texas
July 18, 1997